Exhibit 4.14

FIRST AMENDMENT TO

INDENTURE AND SECURITY AGREEMENT

(N936AN)

Dated as of June 5, 2013

between

AMERICAN AIRLINES, INC.

and

WILMINGTON TRUST COMPANY,

as Loan Trustee

First Amendment to

Indenture and Security Agreement

(American Airlines 2013-1C Aircraft EETC)

N936AN

FIRST AMENDMENT TO

INDENTURE AND SECURITY AGREEMENT

(N936AN)

This FIRST AMENDMENT TO INDENTURE AND SECURITY AGREEMENT (N936AN) (this “First Indenture Amendment”), dated as of June 5, 2013, is made by and between AMERICAN AIRLINES, INC., a Delaware corporation (together with its successors and permitted assigns, the “Company”), and WILMINGTON TRUST COMPANY, a Delaware trust company, not in its individual capacity, except as expressly stated herein, but solely as Loan Trustee hereunder (together with its permitted successors hereunder, the “Loan Trustee”).

W I T N E S S E T H:

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Original Indenture referred to below;

WHEREAS, on the Closing Date, which occurred on April 2, 2013, the Company and the Loan Trustee entered into that certain Indenture and Security Agreement (N936AN), dated as of April 2, 2013, as supplemented by Indenture Supplement No. 1 thereto, dated April 2, 2013, recorded by the FAA on April 8, 2013, and assigned Conveyance No. DM010185 (the “Original Indenture”), pursuant to which, among other things, the Company issued to the Subordination Agent the Series A Equipment Notes and the Series B Equipment Notes, in each case in the applicable original principal amount, having the applicable maturity and bearing interest at the applicable Debt Rate as specified on Schedule I to the Original Indenture;

WHEREAS, in connection with the Original Indenture, the Company, the Class A Trustee, the Class B Trustee, the Subordination Agent, the Loan Trustee and WTC in its individual capacity, entered into that certain Participation Agreement (N936AN), dated as of April 2, 2013 (the “Original Participation Agreement”), providing for the issuance by the Company of the Series A Equipment Notes and the Series B Equipment Notes secured by a security interest in the Company’s right, title and interest in and to the Aircraft and certain other property described in the Original Indenture;

WHEREAS, Section 2.02 of the Original Indenture provides that, subject to compliance with the conditions set forth in Section 4(a)(v) of the Note Purchase Agreement (as in effect immediately prior to the Series C Closing (as defined in the First PA Amendment referred to below)), Section 2.02 of the Original Participation Agreement and Section 8.01(d) of the Intercreditor Agreement (as in effect immediately prior to the Series C Closing), the Company shall have the option to issue Additional Series Equipment Notes at any time and from time to time;

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WHEREAS, the Company now desires to issue Additional Series Equipment Notes designated as “Series C Equipment Notes” (such Equipment Notes, the “Series C Equipment Notes”), which Series C Equipment Notes are to be secured by a security interest in all right, title and interest of the Company in and to the Aircraft and certain other property described in the Indenture;

WHEREAS, concurrently with the execution and delivery of this First Indenture Amendment, the Company, WTC, as Class A Trustee, Class B Trustee and Class C Trustee (as defined in the First PA Amendment referred to below), the Subordination Agent and the Loan Trustee, and WTC, in its individual capacity, entered into that certain First Amendment to Participation Agreement (N936AN), dated as of the date hereof (the “First PA Amendment”), pursuant to which, among other things, Series C Equipment Notes specified in Schedule I to the Indenture and substantially in the form set forth in Section 2.01 of the Indenture will be issued to the Subordination Agent;

WHEREAS, in connection with such issuance of the Series C Equipment Notes and other transactions contemplated by the First PA Amendment, the Company and the Loan Trustee desire to amend the Original Indenture to provide for the Company’s issuance of Series C Equipment Notes on the terms provided herein and therein;

WHEREAS, all things have been done to make the Series C Equipment Notes, when executed by the Company and authenticated and delivered by the Loan Trustee, the valid, binding and enforceable obligations of the Company; and

WHEREAS, all things necessary to make this First Indenture Amendment a legal, valid and binding obligation of the Company have been done and performed and have occurred;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

ARTICLE I

Section 1.01 Issuance of Series C Equipment Notes. The Series C Equipment Notes being issued pursuant to the Original Indenture, as amended by this First Indenture Amendment, shall be dated the date of issuance thereof, and shall be issued with the maturity date and in the original principal amount, and shall bear interest at the applicable Debt Rate, in each case as specified in Schedule I to the Original Indenture, as such Schedule I is amended by this First Indenture Amendment. On the date hereof, each Series C Equipment Note shall be issued to the Subordination Agent on behalf of the Class C Pass Through Trust created under the Pass Through Trust Agreement related thereto.

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Section 1.02 Series C Equipment Notes Related Provisions. For the avoidance of doubt, the parties hereto agree that from and after the date hereof the Series C Equipment Notes being issued as provided herein shall constitute “Series C Equipment Notes” and be included in “Equipment Notes” for all purposes of the Indenture and the other Operative Documents.

Section 1.03 Definitional Provisions.

(a) For purposes of this First Indenture Amendment, (i) the term “Indenture” means the Original Indenture as amended by this First Indenture Amendment and (ii) the term “Participation Agreement” means the Original Participation Agreement as amended by the First PA Amendment.

(b) All references in this First Indenture Amendment to designated “Articles”, “Sections”, “Subsections”, “Schedules”, “Exhibits”, “Annexes” and other subdivisions are to the designated Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision of this First Indenture Amendment, unless otherwise specifically stated.

(c) The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this First Indenture Amendment as a whole and not to any particular Article, Section, Subsection, Schedule, Exhibit, Annex or other subdivision.

(d) Unless the context otherwise requires, whenever the words “including”, “include” or “includes” are used herein, they shall be deemed to be followed by the phrase “without limitation”.

(e) All references in this First Indenture Amendment to a Person shall include successors and permitted assigns of such Person.

ARTICLE II

Section 2.01 Amendment to Section 2.01. Section 2.01 of the Original Indenture is hereby amended as follows:

(a) Footnote 5 thereto is deleted in its entirety and replaced with the following:

“To be inserted in the case of a Series A Equipment Note, a Series B Equipment Note or a Series C Equipment Note.”

(b) Footnote 9 thereto is deleted in its entirety and replaced with the following:

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“To be inserted in the case of a Series C Equipment Note.”

(c) Footnote 10 thereto is deleted in its entirety and replaced with the following:

“To be inserted in the case of a Series B Equipment Note or a Series C Equipment Note.”

Section 2.02 Amendment to Section 2.02. Section 2.02 of the Original Indenture is hereby amended as follows:

(a) The first paragraph is deleted in its entirety and replaced with the following:

“Section 2.02. Issuance and Terms of Equipment Notes. The Equipment Notes shall be dated the date of issuance thereof, shall be issued in (a) separate Series consisting of Series A Equipment Notes, Series B Equipment Notes and Series C Equipment Notes and (b) the maturities and original principal amounts and shall bear interest at the applicable Debt Rates specified in Schedule I. On the date of issuance thereof, each Equipment Note shall be issued to the Subordination Agent on behalf of each of the Pass Through Trustees for the applicable Pass Through Trust created under the Pass Through Trust Agreements referred to in Schedule II. The Equipment Notes shall be issued in registered form only. The Equipment Notes shall be issued in denominations of $1,000 and integral multiples thereof, except that one Equipment Note of each Series may be in an amount that is not an integral multiple of $1,000. Without limitation of the foregoing, new Series B Equipment Notes or new Series C Equipment Notes may be issued pursuant to the provisions of Section 2.11(b).”

(b) The second paragraph is deleted in its entirety and replaced with the following:

“Each Equipment Note shall bear interest at the Debt Rate specified for such Series calculated on the basis of a year of 360 days comprised of twelve 30-day months, payable in arrears on each Payment Date on the unpaid principal amount thereof from time to time outstanding from the most recent Payment Date to which interest has been paid or duly provided for (or, if no interest has been so paid or provided for, from the date of issuance of such Equipment Note) until such principal amount is paid in full, as further provided in the form of Equipment Note set forth in Section 2.01. The principal amount of each Equipment Note shall be payable in installments or in a single payment on the Payment Dates set forth in Schedule I to such Equipment Note, each such installment, if any, to be in an amount computed by multiplying the original principal amount of such

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Equipment Note by the corresponding percentage set forth in Schedule I hereto applicable to such Series, the applicable portion of which shall be attached as Schedule I to such Equipment Note, opposite the Payment Date on which such installment is due. Notwithstanding the foregoing, the final payment made under each Equipment Note shall be in an amount sufficient to discharge in full the unpaid principal amount and all accrued and unpaid interest on, and any other amounts due under, such Equipment Note. Each Equipment Note shall bear interest, payable on demand, at the Past Due Rate (and not at the Debt Rate) (calculated on the basis of a year of 360 days comprised of twelve 30-day months) on any principal amount and (to the extent permitted by applicable law) Premium Amount, if any, interest and any other amounts payable thereunder not paid when due for any period during which the same shall be overdue, in each case for the period the same is overdue. Amounts shall be overdue under an Equipment Note if not paid in the manner provided therein or in this Indenture when due (whether at stated maturity, by acceleration or otherwise). Notwithstanding anything to the contrary contained herein, if any date on which a payment hereunder or under any Equipment Note becomes due and payable is not a Business Day, then such payment shall not be made on such scheduled date but shall be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date, and if such payment is made on such next succeeding Business Day, no interest shall accrue on the amount of such payment from and after such scheduled date.”

Section 2.03 Amendment to Section 2.11. Section 2.11(b) of the Original Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

“(b) All of the Series B Equipment Notes or all of the Series C Equipment Notes (or both) may be redeemed by the Company upon at least 15 days’ revocable prior written notice to the Loan Trustee and the Noteholders of each Series to be redeemed, and such Series of Equipment Notes being redeemed pursuant to this Section 2.11(b) shall be redeemed in whole at a redemption price equal to 100% of the unpaid principal amount thereof, together with accrued and unpaid interest thereon to (but excluding) the date of redemption and all other Secured Obligations owed or then due and payable to the Noteholders of such Series, plus Make-Whole Amount, if any; provided that:

(i) no redemption shall be permitted under this Section 2.11(b) unless, simultaneously with such redemption, the Related Series B Equipment Notes (in the case of redemption hereunder of Series B Equipment Notes) or the Related Series C Equipment Notes (in the case of redemption hereunder of Series C Equipment Notes), as the case may be, shall also be redeemed; and

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(ii) if, simultaneously with such redemption, new Series B Equipment Notes (in the case of redemption hereunder of Series B Equipment Notes) or new Series C Equipment Notes (in the case of redemption hereunder of Series C Equipment Notes), which, in any such case, may have terms that may be the same as or different from those of the redeemed Equipment Notes, are being issued, such new Equipment Notes shall be issued in accordance with Section 2.02 of the Participation Agreement, Section 4(a)(v) of the Note Purchase Agreement and Section 8.01(c) of the Intercreditor Agreement.”

Section 2.04 Amendment to Section 2.13. Section 2.13(a) of the Original Indenture is hereby amended by deleting it in its entirety and replacing it with the following:

“Section 2.13. Subordination. (a) The indebtedness evidenced by the Series B Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A Equipment Notes, and the Series B Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series C Equipment Notes is, to the extent and in the manner provided in this Indenture, subordinate and subject in right of payment to the prior payment in full of the Secured Obligations in respect of the Series A Equipment Notes and the Series B Equipment Notes, and the Series C Equipment Notes are issued subject to such provisions. The indebtedness evidenced by the Series A Equipment Notes, the Series B Equipment Notes and the Series C Equipment Notes is, to the extent and in the manner provided in each Related Indenture, subordinate and subject in right of payment to the prior payment in full under such Related Indenture of the “Secured Obligations” in respect of the “Equipment Notes” issued under such Related Indenture, and the Series A Equipment Notes, the Series B Equipment Notes and the Series C Equipment Notes are issued subject to such provisions. By acceptance of its Equipment Notes of any Series, each Noteholder of such Series (i) agrees to and shall be bound by such provisions, (ii) authorizes and directs the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as applicable, on such Noteholder’s behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Indenture and the applicable Related Indenture, and (iii) appoints the Loan Trustee or the Related Loan Trustee under the applicable Related Indenture, as applicable, as such Noteholder’s attorney-in-fact for such purpose.”

Section 2.05 Amendment to Section 3.01. Section 3.01 of the Original Indenture is hereby amended by deleting clause “third” in its entirety and replacing it with the following:

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“third, after giving effect to clause “second” above, so much of such payment remaining as is required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under all Series C Equipment Notes shall be distributed to the Noteholders of Series C Equipment Notes ratably, without priority of one over the other, in the proportion that the amount of such payment or payments then due under each Series C Equipment Note bears to the aggregate amount of the payments then due under all Series C Equipment Notes; and”

Section 2.06 Amendment to Section 3.02. Section 3.02 of the Original Indenture is hereby amended by deleting subclause (iii) of clause “second” in its entirety and replacing it with the following:

“(iii) after giving effect to subclause (ii) above, so much of such payments remaining as shall be required to pay the amounts specified in subclause (iii) of clause “third” of Section 3.03 (other than any Section 4.02 Premium, if any) plus Make-Whole Amount, if any, then due and payable in respect of the Series C Equipment Notes;”

Section 2.07 Amendment to Section 3.03. Section 3.03 of the Original Indenture is hereby amended as follows:

(a) Subclause (iii) of clause “third” is deleted in its entirety and replaced with the following:

“(iii) after giving effect to subclause (ii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate unpaid principal amount of all Series C Equipment Notes, and the accrued but unpaid interest and other amounts due thereon and all other Secured Obligations (including Section 4.02 Premium, if any) in respect of the Series C Equipment Notes to the date of distribution, shall be distributed to the Noteholders of Series C Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the aggregate unpaid principal amount of all Series C Equipment Notes held by each holder thereof plus the accrued but unpaid interest and other amounts due in respect thereof hereunder or thereunder to the date of distribution bears to (y) the aggregate unpaid principal amount of all Series C Equipment Notes held by all holders thereof plus the accrued but unpaid interest and other amounts due thereon to the date of distribution;”

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(b) Subclause (viii) of clause “third” is deleted in its entirety and replaced with the following:

“(viii) after giving effect to subclause (vii) above, so much of such payments or amounts remaining as shall be required to pay in full the aggregate amount of the payment or payments of principal amount and interest (as well as any interest on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest and any other overdue amounts) then due under, and Related Section 4.02 Premium, if any, in respect of, all Related Series C Equipment Notes, if any, issued under any Defaulted Operative Indenture shall be distributed to the Related Loan Trustee under each respective Defaulted Operative Indenture under which any Related Series C Equipment Notes are outstanding, and in case the aggregate amount so to be distributed shall be insufficient to pay in full as aforesaid, then ratably, without priority of one over the other, in the proportion that (x) the amount of such payment or payments then due under all Related Series C Equipment Notes issued under each Defaulted Operative Indenture bears to (y) the aggregate amount of the payments then due under all Related Series C Equipment Notes issued under all Defaulted Operative Indentures; and”

Section 2.08 Amendment to Section 9.01. Section 9.01 of the Original Indenture is hereby amended by deleting clause (xv) thereof in its entirety and replacing it with the following:

“(xv) to provide for the successive redemption of Series B Equipment Notes (and Related Series B Equipment Notes) or Series C Equipment Notes (and Related Series C Equipment Notes) and the issuance from time to time of new Series B Equipment Notes (and new Related Series B Equipment Notes) or new Series C Equipment Notes (and new Related Series C Equipment Notes) and for the issuance of pass through certificates by any pass through trust that acquires any such new Series B Equipment Notes (and new Related Series B Equipment Notes) or any such new Series C Equipment Notes (and new Related Series C Equipment Notes) and to make changes relating to any of the foregoing (including, without limitation, to provide for any prefunding mechanism in connection therewith) and to provide for any credit support for any pass through certificates relating to any such new Series B Equipment Notes (and new Related Series B Equipment Notes) or any such new Series C Equipment Notes (and new Related Series C Equipment Notes) (including, without limitation, to secure claims for fees, interest, expenses, reimbursement of advances and other obligations arising from such credit support (including, without limitation, to specify such credit support as a “Liquidity Facility” and the provider of any such credit support as a “Liquidity Provider” and, if such “Liquidity Facility” is to be comprised of more than one instrument, to incorporate appropriate mechanics for

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multiple Liquidity Facilities for a single Pass Through Trust)); provided that such new Series B Equipment Notes or new Series C Equipment Notes, as the case may be, are issued in accordance with Section 4(a)(v) of the Note Purchase Agreement, Section 2.02 of the Participation Agreement and Section 8.01(c) of the Intercreditor Agreement; and”

ARTICLE III

Section 3.01 Amendment to Schedule I. Schedule I to the Original Indenture is hereby amended by deleting it in its entirety and replacing it with Schedule I to this First Indenture Amendment (it being agreed and understood that no amendments are being made to the maturity date, original principal amount, Debt Rate, Make-Whole Spread or amortization schedule of the Series A Equipment Notes or the Series B Equipment Notes).

Section 3.02 Amendment to Schedule II. Schedule II to the Original Indenture is hereby amended by deleting it in its entirety and replacing it with Schedule II to this First Indenture Amendment.

ARTICLE IV

Section 4.01 Amendment to Annex A. Annex A to the Original Indenture is amended as follows:

(a) The definitions of “Additional Series” or “Additional Series Equipment Notes”, “Additional Series Pass Through Certificates”, “Additional Series Pass Through Trust”, “Additional Series Pass Through Trust Agreement”, “Additional Series Pass Through Trustee”, “Certificate Purchase Agreement”, “Initial Purchaser”, “Issuance Date” and “Related Additional Series Equipment Notes” are deleted in their entirety.

(b) The definition of “Bankruptcy Court Order” is deleted in its entirety and replaced with the following:

“Bankruptcy Court Order” means, collectively, (i) the Bankruptcy Court order entitled “Order Pursuant to 11 U.S.C. §§ 105(a), 362, 363, 364, 503(b) and 507 and Fed. R. Bankr. P. 4001 and 6004 (I) Authorizing Debtors to Obtain Postpetition Secured First Priority Aircraft Financing and Grant Security Interests and Liens with Respect Thereto, (II) Authorizing Debtors to Repay Existing Prepetition Debt Relating to Certain Aircraft and (III) Granting Related Relief”, dated February 15, 2013 and entered by the Bankruptcy Court on February 15, 2013 (ECF

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No. 6718), and (ii) the Bankruptcy Court order entitled “Order Pursuant to 11 U.S.C. §§ 105(a), 362, 364, 503(b) and 507 Fed. R. Bankr. P. 4001 (I) Authorizing Debtors to Obtain Postpetition Secured First Priority Aircraft Financing and Grant Security Interests and Liens with Respect Thereto, and (II) Granting Related Relief”, dated May 10, 2013 and entered by the Bankruptcy Court on May 10, 2013 (ECF No. 8122), approving, among other things, the Operative Documents, the Related Indentures, the Pass Through Documents and the transactions contemplated thereby.

(c) The definition of “Class A Pass Through Trust” is deleted in its entirety and replaced with the following:

“Class A Pass Through Trust” means the American Airlines Pass Through Trust 2013-1A created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2013-1A, dated as of the Original Issuance Date, between the Company and WTC, as Class A Trustee.

(d) The definition of “Class B Pass Through Trust” is deleted in its entirety and replaced with the following:

“Class B Pass Through Trust” means the American Airlines Pass Through Trust 2013-1B created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2013-1B, dated as of the Original Issuance Date, between the Company and WTC, as Class B Trustee.

(e) The definition of “Debt Rate” is deleted in its entirety and replaced with the following:

“Debt Rate” means, with respect to any Series of Equipment Notes, (i) the rate per annum specified for the applicable Series as such in Schedule I to the Indenture and, in the case of Series A and Series B Equipment Notes, as such rate per annum may be changed from time to time for such period(s), and in such amount(s) and circumstances, as provided in Section 2(d) of the Registration Rights Agreement and, in the case of Series C Equipment Notes, as such rate per annum may be changed from time to time for such period(s), and in such amount(s) and circumstances, as provided in Section 2(d) of the Class C Registration Rights Agreement, and (ii) for any other purpose, with respect to any period, the weighted average interest rate per annum during such period borne by the outstanding Equipment Notes, excluding any interest payable at the Past Due Rate.

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(f) The definition of “Deposit Agreement” is deleted in its entirety and replaced with the following:

“Deposit Agreement” means, subject to Section 5(f) of the Note Purchase Agreement, each of (i) the Deposit Agreement (Class A), dated as of the Original Issuance Date, between the Escrow Agent and the Depositary, which relates to the Class A Pass Through Trust, (ii) the Deposit Agreement (Class B), dated as of the Original Issuance Date, between the Escrow Agent and the Depositary, which relates to the Class B Pass Through Trust and (iii) the Deposit Agreement (Class C), dated as of the Class C Issuance Date, between the Escrow Agent and the Depositary, which relates to the Class C Pass Through Trust; provided that, for purposes of any obligation of Company, no amendment, modification or supplement to, or substitution or replacement of, any such Deposit Agreement shall be effective unless consented to by the Company.

(g) The definition of “Escrow Agreement” is deleted in its entirety and replaced with the following:

“Escrow Agreement” means each of (i) the Escrow and Paying Agent Agreement (Class A), dated as of the Original Issuance Date, among the Escrow Agent, the Paying Agent, the Original Initial Purchasers and the Class A Trustee, which relates to the Class A Pass Through Trust, (ii) the Escrow and Paying Agent Agreement (Class B), dated as of the Original Issuance Date, among the Escrow Agent, the Paying Agent, the Original Initial Purchasers and the Class B Trustee, which relates to the Class B Pass Through Trust and (iii) the Escrow and Paying Agent Agreement (Class C), dated as of the Class C Issuance Date, among the Escrow Agent, the Paying Agent, the Class C Initial Purchasers and the Class C Trustee, which relates to the Class C Pass Through Trust; provided that, for purposes of any obligation of the Company, no amendment, modification or supplement to, or substitution or replacement of, any such Escrow Agreement shall be effective unless consented to by the Company.

(h) The definition of “Exchange Certificates” is deleted in its entirety and replaced with the following:

“Exchange Certificates”, with respect to the Class A Certificates, the Class B Certificates and the Class C Certificates, has the meaning specified in the applicable Pass Through Trust Agreement for the applicable Pass Through Trust.

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(i) The definition of “Intercreditor Agreement” is deleted in its entirety and replaced with the following:

“Intercreditor Agreement” means the Amended and Restated Intercreditor Agreement, dated as of the Class C Issuance Date, among the Pass Through Trustees, the Liquidity Providers and the Subordination Agent, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms; provided that, for purposes of any obligations of the Company, no amendment, modification or supplement to, or substitution or replacement of, such Intercreditor Agreement shall be effective unless consented to by the Company.

(j) The definition of “Make-Whole Spread” is deleted in its entirety and replaced with the following:

“Make-Whole Spread” means, with respect to any Series of Equipment Notes, the percentage specified for the applicable Series as such in Schedule I to the Indenture.

(k) The definition of “Note Purchase Agreement” is deleted in its entirety and replaced with the following:

“Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement, dated as of the Class C Issuance Date, among the Company, the Subordination Agent, the Escrow Agent, the Paying Agent, and the Pass Through Trustee under each Pass Through Trust Agreement providing for, among other things, the issuance and sale of certain equipment notes, as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms.

(l) The definition of “Pass Through Trust” is deleted in its entirety and replaced with the following:

“Pass Through Trust” means each of the three separate grantor trusts that have been created pursuant to the Pass Through Trust Agreements to facilitate certain of the transactions contemplated by the Operative Documents.

(m) The definition of “Pass Through Trust Agreement” is deleted in its entirety and replaced with the following:

“Pass Through Trust Agreement” means each of the three separate Trust Supplements relating to the Pass Through Trusts, together in each case

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with the Basic Pass Through Trust Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

(n) The definition of “Registration Rights Agreement” is deleted in its entirety and replaced with the following:

“Registration Rights Agreement” means, with respect to Class A Certificates and Class B Certificates, the Registration Rights Agreement, dated as of March 12, 2013, among the Company, the Class A Trustee, the Class B Trustee and certain Original Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

(o) The definition of “Series” is deleted in its entirety and replaced with the following:

“Series” means any series of Equipment Notes, including the Series A Equipment Notes, the Series B Equipment Notes or the Series C Equipment Notes.

(p) The following definitions shall be added to Annex A to the Original Indenture in alphabetical order:

“Class C Certificate Purchase Agreement” means that certain Purchase Agreement, dated as of May 30, 2013, among the Company and the initial purchasers named therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Class C Certificates” means Pass Through Certificates issued by the Class C Pass Through Trust.

“Class C Initial Purchaser” means each of the initial purchasers listed as such in the Class C Certificate Purchase Agreement.

“Class C Issuance Date” means June 5, 2013.

“Class C Pass Through Trust” means the American Airlines Pass Through Trust 2013-1C created pursuant to the Basic Pass Through Trust Agreement, as supplemented by Trust Supplement No. 2013-1C, dated as of the Class C Issuance Date, between the Company and WTC, as Class C Trustee.

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“Class C Registration Rights Agreement” means, with respect to Class C Certificates, the Registration Rights Agreement, dated as of June 5, 2013, among the Company, the Class C Trustee and certain Class C Initial Purchasers, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Class C Trustee” means the trustee for the Class C Pass Through Trust.

“Original Certificate Purchase Agreement” means that certain Purchase Agreement, dated as of March 5, 2013, among the Company and the initial purchasers named therein, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

“Original Initial Purchaser” means each of the initial purchasers listed as such in the Original Certificate Purchase Agreement.

“Original Issuance Date” means March 12, 2013.

“Related Series C Equipment Note” means, as of any date, a “Series C Equipment Note”, as defined in each Related Indenture, but only if as of such date it is held by the “Subordination Agent” under the “Intercreditor Agreement”, as such terms are defined in such Related Indenture.

“Series C” or “Series C Equipment Notes” means Equipment Notes issued and designated as “Series C Equipment Notes” under the Indenture, in the original principal amount and maturities as specified in Schedule I to the Indenture under the heading “Series C Equipment Notes” and bearing interest at the Debt Rate for Series C Equipment Notes specified in Schedule I to the Indenture.

ARTICLE V

Section 5.01 Effective Time of Amendments. The amendments to the Original Indenture contemplated hereby and the agreements set forth herein shall be effective as of the time of the Series C Closing.

Section 5.02 Ratification. Except as expressly amended hereby, the Original Indenture shall remain in full force and effect in all respects, and this First Indenture Amendment shall be construed as supplemental to the Indenture and shall form a part thereof.

Section 5.03 Severability. To the extent permitted by applicable law, any provision of this First Indenture Amendment that is prohibited or unenforceable in any

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jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 5.04 No Oral Modification or Continuing Waivers. No terms or provisions of this First Indenture Amendment may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Loan Trustee in compliance with Article IX of the Indenture.

Section 5.05 Successors and Assigns. The terms and provisions contained herein shall bind and inure to the benefit of, and be enforceable by, each of the parties hereto and the successors and permitted assigns of each, all as provided herein and in the Indenture.

Section 5.06 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 5.07 Counterparts. This First Indenture Amendment may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this First Indenture Amendment including a signature page or pages executed by each of the parties hereto shall be an original counterpart of this First Indenture Amendment, but all of such counterparts together shall constitute one instrument.

Section 5.08 Governing Law. THIS FIRST INDENTURE AMENDMENT HAS BEEN DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 5.09 Submission to Jurisdiction. Each of the parties hereto, and by acceptance of the Equipment Notes, each Noteholder, to the extent it may do so under applicable law, for purposes hereof (a) irrevocably submits itself to the non-exclusive jurisdiction of the courts of the State of New York sitting in the City of New York and to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York, except during the period prior to the Plan Effective Date, during which the Bankruptcy Court shall also have non-exclusive jurisdiction, for the purposes of any suit, action or other proceeding arising out of this First Indenture Amendment, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto or thereto, or their successors or permitted assigns and (b) waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action

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or proceeding, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this First Indenture Amendment or the Equipment Notes or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by such courts.

[Signature Pages Follow.]

First Amendment to

Indenture and Security Agreement

(American Airlines 2013-1C Aircraft EETC)

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IN WITNESS WHEREOF, the parties hereto have caused this First Indenture Amendment to be duly executed by their respective officers thereof duly authorized, as of the date first above written.

AMERICAN AIRLINES, INC.

By:	/s/ Patricia Delgadillo
Name: Patricia Delgadillo
Title: Managing Director - Treasury

WILMINGTON TRUST COMPANY, not in its individual capacity, except as expressly provided herein, but solely as Loan Trustee

By:	/s/ Adam R. Vogelsong
Name: Adam R. Vogelsong
Title: Vice President

Signature Page

First Amendment to

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SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

DESCRIPTION OF EQUIPMENT NOTES

	Original Principal Amount	Maturity Date
Series A
Equipment Notes:	$11,843,000.00	January 15, 2019

Series B
Equipment Notes:	$3,661,000.00	January 15, 2019

Series C
Equipment Notes:	$2,799,000.00	July 15, 2018

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SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

(Cont’d)

CERTAIN DEFINED TERMS

Defined Term	Definition
Debt Rate for Series A Equipment Notes	4.000% per annum.[1]
Make-Whole Spread for Series A	0.40%.
Equipment Notes

Debt Rate for Series B Equipment Notes	5.625% per annum.[2]
Make-Whole Spread for Series B	0.50%.
Equipment Notes

Debt Rate for Series C Equipment Notes	6.125% per annum.[3]
Make-Whole Spread for Series C	0.50%.
Equipment Notes

[1]	The rate per annum specified for Series A Equipment Notes may be changed from time to time as described in the definition of “Debt Rate” in Annex A hereto.
[2]	The rate per annum specified for Series B Equipment Notes may be changed from time to time as described in the definition of “Debt Rate” in Annex A hereto.
[3]	The rate per annum specified for Series C Equipment Notes may be changed from time to time as described in the definition of “Debt Rate” in Annex A hereto.

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SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

(Cont’d)

EQUIPMENT NOTES AMORTIZATION

SERIES A EQUIPMENT NOTES

Boeing 737-823

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Percentage of
Original Principal Amount
Payment Date	to be Paid
July 15, 2013	0.00000000%
January 15, 2014	5.14351203%
July 15, 2014	3.06626818%
January 15, 2015	3.12997897%
July 15, 2015	2.96182884%
January 15, 2016	3.82556219%
July 15, 2016	3.68301275%
January 15, 2017	3.63646601%
July 15, 2017	3.58991919%
January 15, 2018	3.67428523%
July 15, 2018	3.61610175%
January 15, 2019	63.67306485%

SERIES B EQUIPMENT NOTES

Boeing 737-823

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Percentage of
Original Principal Amount
Payment Date	to be Paid
July 15, 2013	0.00000000%
January 15, 2014	5.37705190%
July 15, 2014	3.46522426%
January 15, 2015	3.47764518%
July 15, 2015	3.47529664%
January 15, 2016	4.15019585%
July 15, 2016	3.73725212%
January 15, 2017	3.45078749%
July 15, 2017	3.41015761%
January 15, 2018	3.65622508%
July 15, 2018	3.76249850%
January 15, 2019	62.03766539%

First Amendment to

Indenture and Security Agreement

(American Airlines 2013-1C Aircraft EETC)

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SCHEDULE I

to First Indenture Amendment

Schedule I

to Indenture and

Security Agreement

(Cont’d)

SERIES C EQUIPMENT NOTES

The principal amount of each Series C Equipment Note will be payable in a single payment on the Maturity Date for the Series C Equipment Note set forth on the first page of this Schedule I.

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SCHEDULE I

to First Indenture Amendment

DESCRIPTION OF EQUIPMENT NOTES

The information set forth below this text in this Schedule has been intentionally omitted from the FAA filing copy as the parties hereto deem it to contain confidential information.4

[4]	This page to be included only in the FAA filing package in the place of the completed Schedule I.

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SCHEDULE II

to First Indenture Amendment

Schedule II

to Indenture and

Security Agreement

PASS THROUGH TRUST AGREEMENT AND

PASS THROUGH TRUST SUPPLEMENTS

Pass Through Trust Agreement, dated as of March 12, 2013, between American Airlines, Inc. and Wilmington Trust Company, as trustee, as supplemented by Trust Supplement No. 2013-1A, dated as of the Original Issuance Date,

Pass Through Trust Agreement, dated as of March 12, 2013, between American Airlines, Inc. and Wilmington Trust Company, as trustee, as supplemented by Trust Supplement No. 2013-1B, dated as of the Original Issuance Date, and

Pass Through Trust Agreement, dated as of March 12, 2013, between American Airlines, Inc. and Wilmington Trust Company, as trustee, as supplemented by Trust Supplement No. 2013-1C, dated as of the Class C Issuance Date.

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